EXHIBIT 10.2
Amendment No. 11 to
Fourth Amended and Restated Receivables Purchase Agreement
          This Amendment No. 11 to Fourth Amended and Restated Receivables Purchase Agreement (this “Amendment”) is dated as of November 16, 2006, among Dairy Group Receivables, L.P. (“Dairy I”), Dairy Group Receivables II, L.P. (“Dairy II”) and WhiteWave Receivables, L.P. (“WhiteWave” and, together with Dairy I and Dairy II, collectively, the “Sellers” and each, a “Seller”), each entity signatory hereto as a Financial Institution (each, a “Financial Institution” and collectively, the “Financial Institutions”), each entity signatory hereto as a Company (each, a “Company” and collectively, the “Companies”) and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent (the “Agent”).
R E C I T A L S:
          The Sellers, the Financial Institutions, the Companies, the Servicers party thereto (the “Servicers”) and the Agent are parties to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of March 30, 2004, among the Sellers, the Servicers, the Financial Institutions, the Companies and the Agent (as amended by Amendment No. 1 thereto, dated as of April 5, 2004, as further amended by Amendment No. 2 thereto, dated as of June 3, 2004, as further amended by Amendment No. 3 thereto, dated as of August 13, 2004, as further amended by Amendment No. 4 thereto, dated as of November 18, 2004, as further amended by Amendment No. 5 thereto, dated as of January 3, 2005, as further amended by Amendment No. 6 thereto, dated as of May 27, 2005, as further amended by Amendment No. 7 thereto, entered into as of April 1, 2005, as further amended by Amendment No. 8 thereto, entered into as of November 17, 2005, as further amended by Amendment No. 9 thereto, dated as of April 27, 2006, and as further amended by Amendment No. 10 thereto, dated as of July 31, 2006, the “Receivables Purchase Agreement”).
          The Sellers, the Companies, the Financial Institutions and the Agent desire to amend the Receivables Purchase Agreement, as more fully described herein.
          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in, or incorporated by reference into, the Receivables Purchase Agreement, as applicable.
          Section 2. Amendments. Subject to the terms and conditions set forth herein, the Receivables Purchase Agreement is hereby amended as follows:
               (a) (i) Each reference in the Receivables Purchase Agreement to “Bank One” shall be deemed to be a reference to “JPMorgan,” (ii) each reference in the Receivables Purchase Agreement to “Bank One, NA (Main Office Chicago)” shall be deemed to be a reference to “JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)),” (iii) each reference in the Receivables Purchase Agreement to “Bank One, NA” shall be deemed to be a reference to “JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA)” and (iv) each reference in the Receivables Purchase Agreement to the “Bank One Company” shall be deemed to be a reference to the “JPMorgan Company.”
               (b) Each reference in the Receivables Purchase Agreement to “Falcon Asset Securitization Corporation” shall be deemed to be a reference to “Falcon Asset Securitization Company LLC (formerly Falcon Asset Securitization Corporation).”
               (c) Each reference in the Receivables Purchase Agreement to “Blue Ridge Asset Funding Corporation” shall be deemed to be a reference to “Variable Funding Capital Company LLC.”
               (d) Each reference in the Receivables Purchase Agreement to “Atlantic Asset Securitization Corp.” shall be deemed to be a reference to “Atlantic Asset Securitization LLC (formerly Atlantic Asset Securitization Corp.).”
               (e) Section 14.5(b) is hereby amended and restated in its entirety to read as follows:
     (b) Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Financial Institutions or the Companies by each other, (ii) by the Agent or the Purchasers to any prospective or actual assignee or participant of any of them and (iii) by the Agent or any Purchaser to any rating agency, Funding Source, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Company or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One, Rabobank, Wachovia, Wachovia Capital Markets, LLC or CLNY acts as the administrative agent and to any officers, directors, employees, outside accountants, advisors and attorneys of any of the foregoing. In addition, the Purchasers (and credit enhancers to the Purchasers) and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).
               (f) Exhibit I is hereby amended by amending and restating subsection (b) of the definition of “Concentration Limit” in its entirety to read as follows:
(b) for Wal-Mart Stores, Inc., 18%, and for any other Obligor designated by Agent, such other percentage as Agent may designate (each of the foregoing, a “Special Concentration Limit”); provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that the Required Purchasers may, upon not less than five Business Days’ notice to Seller, cancel any Special Concentration Limit.
               (g) Exhibit I is hereby amended by amending and restating the definition of “Facility Termination Date” in its entirety to read as follows:
“Facility Termination Date” means the earliest of (i) the Liquidity Termination Date, (ii) the Amortization Date and (iii) November 15, 2009.
               (h) Exhibit I is hereby amended by amending and restating the definition of “Liquidity Termination Date” in its entirety to read as follows:
“Liquidity Termination Date” means November 15, 2007.
               (i) Exhibit IV is hereby amended and restated in its entirety to read as set forth on Annex A hereto.
          Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions:
               (a) Amendment. The Agent shall have received executed counterparts of this Amendment, duly executed by each of the parties hereto.
               (b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Receivables Purchase Agreement shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).
               (c) No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event or Potential Amortization

Event shall have occurred and be continuing (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).
          Section 4. Miscellaneous.
               (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which the Companies, the Financial Institutions, the Agent, or the Sellers (or any of their assigns) may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Receivables Purchase Agreement” or to the “Purchase Agreement” or to the Receivables Purchase Agreement shall mean the Receivables Purchase Agreement, as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
               (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
               (c) Costs, Fees and Expenses. Each Seller agrees to reimburse the Agent, the Financial Institutions and the Companies upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to each of the Agent, the Financial Institutions and the Companies) incurred in connection with the preparation, execution and delivery of this Amendment.
               (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
               (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

               (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.
               (g) WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.
(Signature Pages Follow)

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

DAIRY GROUP RECEIVABLES, L.P.,
as a Seller

By:	Dairy Group Receivables GP, LLC,
Its:	General Partner

DAIRY GROUP RECEIVABLES II, L.P.,
as a Seller

By:	Dairy Group Receivables GP II, LLC,
Its:	General Partner

WHITEWAVE RECEIVABLES, L.P., as a Seller

By:	WhiteWave Receivables GP, LLC,
Its:	General Partner

By:	/s/ Timothy A. Smith

Name:	Tim Smith
Title:	Vice President and Treasurer

FALCON ASSET SECURITIZATION
COMPANY LLC (formerly Falcon Asset Securitization
Corporation), as a Company

By:	JPMorgan Chase Bank, N.A. (successor by merger to
Bank One, NA (Main Office Chicago))
Its:	Attorney-In-Fact

By:	/s/ Maureen E. Marcon

Name:	Maureen E. Marcon
Title:	Vice President

JPMORGAN CHASE BANK, N.A. (successor by merger to
BANK ONE, NA (MAIN OFFICE CHICAGO)), as a Financial
Institution and as Agent

By:	/s/ Maureen E. Maracon

Name:	Maureen E. Marcon
Title:	Vice President

ATLANTIC ASSET SECURITIZATION LLC (formerly
Atlantic Asset Securitization Corp.),
as a Company

By:	Calyon New York Branch (successor to Credit Lyonnais New York Branch)
Its:	Attorney-In-Fact

By:	/s/ Sam Pilcer

Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis

Name:	Kostantina Kourmpetis
Title:	Managing Director

CALYON NEW YORK BRANCH (successor to Credit
Lyonnais New York Branch), as a Financial Institution

By:	/s/ Sam Pilcer

Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis

Name:	Kostantina Kourmpetis
Title:	Managing Director

NIEUW AMSTERDAM RECEIVABLES
CORPORATION,
as a Company

By:	/s/ Kevin P. Burns

Name:	Kevin P. Burns
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISEN -
BOERENLEENBANK B.A. “Rabobank International”,
New York Branch,
as a Financial Institution

By:	/s/ Brett Delfino

Name:	Brett Delfino
Title:	Executive Director

By:	/s/ Christopher Lew

Name:	Christopher Lew
Title:	Vice President

VARIABLE FUNDING CAPITAL COMPANY LLC,
as a Company

By:	Wachovia Capital Markets, LLC
Its:	Attorney-In-Fact

By:	/s/ Douglas R. Wilson, Sr.

Name:	Douglas R. Wilson, Sr.
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Financial Institution

By:	/s/ Michael J. Landry

Name:	Michael J. Landry
Title:	Vice President